EXHIBIT 32

NATURAL HEALTH FARM HOLDINGS INC.

Certification of the Chief Executive Officer AND Chief Financial Officer Pursuant to

18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the accompanying Annual Report on Form 10-K of Natural Health Farm Holdings Inc (the “Company”) for the year ended September 30, 2018 (the “Report”), the undersigned’s, in the capacities and on the dates indicated below, hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Tee Chuen Meng
Tee Chuen Meng
President (Principal Executive Officer)
September 20, 2019

/s/Tee Chuen Hau
Tee Chuen Hau
Chief Financial Officer (Principal Accounting Officer)
September 20, 2019